(front)
COMMON STOCK             WEIRTON STEEL CORPORATION       CONVERTIBLE VOTING
                      1984 and 1989 Employee Stock          PREFERRED STOCK
                              Ownership Plans

             CONFIDENTIAL PARTICIPANT INSTRUCTION FORM
                         for
             Annual Meeting of Stockholders, May 25, 1995

To United National Bank, as Trustee:

      The undersigned participant in the WEIRTON STEEL CORPORATION 1984 and/or 1989 Employee Stock Ownership Plans (the "ESOPs") hereby instructs you to vote, in person or by proxy, all shares of Common Stock, par value $.01 per share, and Convertible Voting Preferred Stock, Series A, par value $.10 per share, if any, allocated to the undersigned's accounts which you are entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 1995, at the Jefferson County Civic Arena, 3151 Johnson Road, Steubenville, Ohio, and at any and all adjournments or postponements thereof.

(bacK)
I. DIRECTORS: Class I: Michael Bozic, Richard R. Burt (Approved for election as a Director by the Board of Directors on April 1, 1996), Richard K. Riederer, and Thomas R. Sturges; Class II: Joseph J. Nowak, Robert S. Reitman, Richard F. Schubert, David I.J. Wang and Ronald C. Whitaker.

[  ] FOR all persons listed above     [  ] WITHHOLD AUTHORITY
          (except as specified)             to vote for all persons


Instruction: To withhold authority to vote for any person, write the name of such person on the line above.

II.  1994 EMPLOYEE STOCK PURCHASE PLAN
     To approve the 1994 Employee Stock Purchase Plan.

[  ] FOR      [  ] AGAINST

III.  AUDITORS
     Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1995.

[  ] FOR      [  ] AGAINST

IV.  OTHER MATTERS
    Considering and acting upon any other matters which may properly come before the meeting or any adjournment thereof.

If this card is properly executed and dated, shares will be voted as instructed shares in accordance with the above directions. If no direction is specified, all shares covered by this form will be considered uninstructed shares to be voted in the same FOR and AGAINST proportion as are directed by all other ESOP
Participants.


                       Signature                            Date
                       Signature                            Date
                  Sign exactly as name(s) appear hereon.  Important:
                  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such. For joint accounts, all co-owners must sign.







(front)
PROXY        WEIRTON STEEL CORPORATION                      COMMON STOCK
        Annual Meeting of Stockholders, May 25, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of WEIRTON STEEL CORPORATION hereby appoints Herbert Elish, Richard K. Riederer and William R. Kiefer, and each or any one of them, as the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution and resubstitution for and in the name of the undersigned, to vote as set forth below all shares of Common Stock, par value, $.01 per share, of WEIRTON STEEL CORPORATION which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 1995 at the Jefferson County Civic Arena, 3151 Johnson Road, Steubenville, Ohio, and at any and all adjournments or postponements thereof, with all powers which the undersigned would possess if personally present.

(back)
I. DIRECTORS: Class I: Michael Bozic, Richard R. Burt (Approved for election as a Director by the Board of Directors on April 1, 1996), Richard K. Riederer, and Thomas R. Sturges; Class II: Joseph J. Nowak, Robert S. Reitman, Richard F. Schubert, David I.J. Wang and Ronald C. Whitaker.

[  ] FOR all persons listed above     [  ] WITHHOLD AUTHORITY
          (except as specified)             to vote for all persons


Instruction: To withhold authority to vote for any person, write the name of such person on the line above.

II.  1994 EMPLOYEE STOCK PURCHASE PLAN
     To approve the 1994 Employee Stock Purchase Plan.

[  ] FOR      [  ] AGAINST     [  ] ABSTAIN


III.  AUDITORS
     Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1995.

[  ] FOR      [  ] AGAINST     [  ] ABSTAIN

IV.  OTHER MATTERS
  Considering and acting upon any other matters which may properly come before the meeting or any adjournment thereof.

    If this card is properly
    executed and dated, shares will be
    voted in the manner directed herein by the undersigned.
    If no direction is specified, all
    shares covered by this proxy will be voted FOR Proposal I, Proposal II, Proposal III, and Proposal IV.

                  Sign exactly as name(s) appear hereon.  Important:
                  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such. For joint accounts, all co-owners must sign.

                       Signature: X
                                  X
                       Date

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.






(front)
PROXY        WEIRTON STEEL CORPORATION                   PREFERRED STOCK
        Annual Meeting of Stockholders, May 25, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of WEIRTON STEEL CORPORATION hereby appoints Herbert Elish, Richard K. Riederer and William R. Kiefer, and each or any one of them, as the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution and resubstitution for and in the name of the undersigned, to vote as set forth below all shares of Preferred Stock, par value, $.10 per share, of WEIRTON STEEL CORPORATION which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 1995 at the Jefferson County Civic Arena, 3151 Johnson Road, Steubenville, Ohio, and at any and all adjournments or postponements thereof, with all powers which the undersigned would possess if personally present.

(back)
I. DIRECTORS: Class I: Michael Bozic, Richard R. Burt (Approved for election as a Director by the Board of Directors on April 1, 1996), Richard K. Riederer, and Thomas R. Sturges; Class II: Joseph J. Nowak, Robert S. Reitman, Richard F. Schubert, David I.J. Wang and Ronald C. Whitaker.

[  ] FOR all persons listed above     [  ] WITHHOLD AUTHORITY
          (except as specified)             to vote for all persons


Instruction: To withhold authority to vote for any person, write the name of such person on the line above.

II.  1994 EMPLOYEE STOCK PURCHASE PLAN
     To approve the 1994 Employee Stock Purchase Plan.

[  ] FOR      [  ] AGAINST     [  ] ABSTAIN


III.  AUDITORS
     Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1995.

[  ] FOR      [  ] AGAINST     [  ] ABSTAIN

IV.  OTHER MATTERS
    Considering and acting upon
    any other matters which may properly come before the meeting or any adjournment thereof.

    If this card is properly executed
    and dated, shares will be voted in the manner directed herein by the undersigned.
    If no direction is specified, all
    shares covered by this proxy will be voted FOR Proposal I, Proposal II, Proposal III, and Proposal IV.

                  Sign exactly as name(s) appear hereon.  Important:
                  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such. For joint accounts, all co-owners must sign.

                       Signature: X
                                  X
                       Date

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.

















                          WEIRTON STEEL CORPORATION
                  1984 AND 1989 EMPLOYEE STOCK OWNERSHIP PLANS
                            DISCLOSURE SUPPLEMENT


      This Disclosure Supplement (the "Supplement") is being furnished to participants in the 1984 Employee Stock Ownership Plan (the "1984 ESOP") and 1989 Employee Stock Ownership Plan (the "1989 ESOP", collectively the "ESOPs") sponsored by Weirton Steel Corporation (the "Company"). This Supplement accompanies the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated April 25, 1995 (the "Company Proxy Materials") for an Annual Meeting of Stockholders scheduled to be held on May 25, 1995 (the "Annual Meeting"). Participants in the ESOPs are urged to read this Supplement together with the Company Proxy Materials prior to completing and returning the Confidential Participant Instruction Form ("Instruction Form") which is enclosed.


                         PURPOSE OF SUPPLEMENT

      This Supplement describes the method to be used by participants in the ESOPs in completing their Instruction Forms, and the tabulation of the Instruction Forms submitted by ESOP participants. As disclosed in the Company Proxy Materials, the stockholders of the Company are voting on the election of Directors including the ESOP Director and an Independent Director to be elected by the Board for a term commencing April 1, 1996, the approval of the 1994 Employee Stock Purchase Plan and the ratification of the appointment of the Company's independent accountants. ESOP participants may vote on these issues but may only do so by completing the Instruction Form. In past years questions have been asked by participants in the ESOPs concerning the completion of the Instruction Form, and the tabulation of votes. This Supplement is intended to address the most frequently asked questions.


                       OUTSTANDING VOTING STOCK

      Only holders of record of the Company's Common stock, par value $ .01 per share (the "Common Stock") and Convertible Voting Preferred Stock, Series A, par value $ .10 per share (the "Convertible Preferred Stock") at the close of business on April 5, 1995 are entitled to vote on matters to be presented at the Annual Meeting. On April 5, 1995, 42,008,075 shares of Common Stock and 1,756,718 shares of Convertible Preferred Stock were outstanding and entitled to vote. Each share of Convertible Preferred Stock is entitled to ten votes and each share of Common Stock is entitled to one vote.

      All Common Stock and all Convertible Preferred Stock held in the ESOPs will be voted by the holder of record, the ESOP Trustee, as directed by participants and in accordance with the terms of the applicable ESOP. As of April 5, 1995 there were 11,892,238 shares of Common Stock and 1,748,504 shares of Convertible Preferred Stock entitled to be voted by the ESOP Trustee. The ESOP Trustee will vote all of these shares representing 29,377,278 votes at the Annual Meeting.



                        ESOP VOTING PROCEDURES


      Participants in the ESOPs are also receiving Company Proxy
Materials distributed to public stockholders and will find enclosed an Instruction Form for use in instructing the ESOP Trustee how to vote their shares.

      The enclosed Instruction Form provides the means for participants in the ESOPs to vote on the same issues to be presented to stockholders of record at the Annual Meeting. The shares represented by the Instruction Forms will be voted by the ESOP Trustee in the manner specifically indicated by ESOP participants. Instruction Forms returned with no specific voting instructions, without signature or undated, will result in the related shares being voted by the ESOP Trustee as uninstructed shares. The Instruction Form may be changed or revoked only by a later dated and properly signed Instruction Form received by the ESOP Trustee prior to completion of the ESOP Trustee's tabulation of votes to be cast at the Annual Meeting. Since the ESOP Trustee is the only holder of record of voting stock owned by the ESOPs, only it can cast a ballot at the Annual Meeting on behalf of ESOP participants. A participant may vote in person only to the extent the participant has withdrawn shares from the ESOPs and become a public stockholder of record or beneficial owner (such as through a brokerage account) as of April 5, 1995.

      All Common Stock held in the 1984 ESOP has been allocated. Common Stock in the 1984 ESOP for which no voting instructions are received and Convertible Preferred Stock in the 1989 ESOP which has not yet been allocated to the accounts of participants or for which no voting instructions are received also will be voted by the ESOP Trustee, as uninstructed shares in accordance with the terms of the applicable ESOP.


                     ESOP VOTE TABULATION

      The ESOP Trustee has retained the firm of Ellen Philip and Associates to tabulate the Instruction Forms. The Instruction Forms are confidential and no person not associated with Ellen Philip and Associates, or the ESOP Trustee, has access to any participant's Instruction Form or information as to how a participant instructed the ESOP Trustee to vote.






                  METHOD OF CALCULATING ESOP VOTES

      On each issue the Instruction Forms voting "FOR" and "AGAINST" are tabulated. Once this is accomplished percentages of shares instructed "FOR" and "AGAINST" are determined and this percentage is applied to all shares voted by the ESOP Trustee. Instruction Forms which are not returned, or which are returned without an indication as to "FOR" or "AGAINST" are treated as "uninstructed" shares.

      For example, a participant who has 1,000 shares of Common Stock (one vote per share) and 100 shares of Convertible Preferred Stock (ten votes per share) can instruct the ESOP Trustee as to voting shares with a total of 2,000 votes. If the participant does not return the Instruction Form, or returns it signed and dated but without instructions, the ESOP Trustee will vote that participant's shares on the basis of instructions received from all other participants. For example, if all other participants (tabulated separately in each ESOP), who voted on an issue voted 60% FOR and 40% AGAINST, the ESOP Trustee would vote 1,200 votes FOR and 800 votes AGAINST the issue, in the case of this hypothetical participant.

      This Supplement has been prepared jointly by the Company and the ESOP Administrative Committee under the ESOPs.

                                 Weirton STEEL CORPORATION

                                            AND

                               ESOP ADMINISTRATIVE COMMITTEE


Weirton, West Virginia
April 25, 1995